                                                                    EXHIBIT 10.1


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

             ORDER FOR SUPPLIES OR SERVICES                                        OMB No. 0704-0187
     (Contractor must submit four copies of invoice)                               Expires June 30, 1997
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Public reporting burden for this collection of information is estimated to average 1 hour per response. Including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-1302 and to the Offices of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
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
1. CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO    3. DATE OF ORDER        4. REQUISITION PURCH REQUEST NO.    5. PRIORITY
   N00140-98-D-1756                0002                    (YYMMDD)                SEE PAGE 2
                                                           12 JUN 1998
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6. ISSUED BY                    CODE   NOO140           7. ADMINISTERED BY (If other than Item 6)   CODE SO5OTA     8. DELIVERY FOR
   FLEET & INDUSTRIAL SUPPLY                               DCMAO SAN FRANCISCO                                         [X] DEST
    CENTER NORFOLK                                         1265 BORREGAS AVENUE                                        [ ] OTHER
   PHILADELPHIA DETACHMENT                                 SUNNYVALE, CA 94089
   700 ROBBINS AVENUE BLDG 2B                              408-541-7099                                             (See Schedule
   PHILADELPHIA, PA 19111-5083                                                                                       if other)
   Eileen Flanigan Code 02P22B 215-697-9636
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9. CONTRACTOR            CODE       FACILITY CODE       10. DELIVER TO FOB POINT BY (Date)                          11. MARK IF
   NAME AND ADDRESS                                         (YYMMDD)                                                    BUSINESS IS
   CYBERSOURCE CORPORATION                                  12 JUN 98-11 NOV 98                                         [ ] SMALL
   550 S WINCHESTER BLVD.                               ----------------------------------                              [ ] SMALL
   STE. 301                                             12. DISCOUNT TERMS                                                  DISAD-
   SAN JOSE, CA 95128                                       NONE                                                            VANTAGED
                                                        ----------------------------------                              [ ] WOMEN-
                                                        13. MAIL INVOICES TO                                                OWNED
                                                            SEE BLOCK 14
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14. SHIPS TO             CODE                           15. PAYMENT WILL BE MADE BY               CODE                    MARK ALL
    DEFENSE LOGISTICS AGENCY                                DFAS-COLUMBUS CENTER                                        PACKAGES AND
    MR. DAN ISLEY                                           DFAS-CO-JWV-VAN NUYS DIVISION                                PAPERS WITH
    8725 JOHN J KINGMAN ROAD, STE. 2533,                    PO BOX 18215                                                 CONTRACT OR
    RM. 3631                                                COLUMBUS, OH 43218-2157
    FT BELVOIR, VA 22060-6221
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 16.     DELIVERY  [X]     This delivery order is issued on another Government agency or in accordance with and subject to terms and
TYPE                       conditions of above numbered contract.
 OF      ---------------------------------------------------------------------------------------------------------------------------
ORDER    PURCHASE  [ ]     Reference your      furnish the following on terms specified herein.
                           ---------------------------------------------------------------------------------------------------------
                           ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT
                           MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH, AND
                           AGREES TO PERFORM THE SAME.

--------------------------------------  --------------------------------------  --------------------------------------  -----------
        NAME OF CONTRACTOR                           SIGNATURE                           TYPED NAME AND TITLE           DATE SIGNED
                                                                                                                          (YYMMDD)
[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
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17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
    SEE PAGE 2
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18. ITEM NO.      19. SCHEDULE OF SUPPLIES/SERVICES               20. QUANTITY      21. UNIT      22. UNIT PRICE       23. AMOUNT
                                                                      ORDERED/
                                                                      ACCEPTED*
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                  SEE SCHEDULE



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*If quantity accepted by the Government is        24. UNITED STATES OF AMERICA                    25. TOTAL            $4,489,879.68
 same as quantity ordered, indicate by X.             /s/ D.P. DAMANSKIS                          ----------------------------------
 If different, enter actual quantity accepted         ----------------------------                29.
 below quantity ordered and encircle.             BY: D.P. DAMANSKIS                              DIFFERENCES       ----------------
                                                      CONTRACTING/ORDERING OFFICER
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26. QUANTITY IN COLUMN 20 HAS BEEN                           27. SHIP NO      28. DO VOUCHER NO.  30. INITIALS
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS                                                             ----------------
                                 TO THE CONTRACT EXCEPT      -----------
                                 AS NOTED                    [ ] PARTIAL      ------------------  ----------------------------------
                                                             [ ] FINAL        32. PAID BY         33. AMOUNT VERIFIED CORRECT FOR
 -------------   --------------------------------------
     DATE          SIGNATURE OF AUTHORIZED GOVERNMENT                                             ----------------------------------
                             REPRESENTATIVE                                                       34. CHECK NUMBER
------------------------------------------------------------------------
36. I certify this account is correct and proper             31. PAYMENT                          ----------------------------------
    for payment.                                                                                  35. BILL OF LADING NO
                                                             [ ] COMPLETE
 -------------   --------------------------------------      [ ] PARTIAL
     DATE              SIGNATURE AND TITLE OF                [ ] FINAL
                         CERTIFYING OFFICER
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37. RECEIVED AT      38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS      41. S/R ACCOUNT       42. S/R VOUCHER NO
                         (Print)               (YYMMDD)                                        NUMBER

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DD Form 1155, JUN 94                              PREVIOUS EDITION MAY BE USED

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

N00140-97-D-1756/0002                             Page 2
CLIN      DESCRIPTION                   QTY       U/I       U/P       AMOUNT
0003      SOFTWARE SERVICES             1         LO        XXX        XXX
          IN SUPPORT OF THE
          PRODUCTS LISTED IN
          SECTION C FOR THE PERIOD
          FROM 12 JUNE 1998
          THROUGH 11 JUNE 1999.

0003AA    SOFTWARE SERVICES             57408     EA        $78.21    $4,489,879.68
          IN SUPPORT OF THE
          PRODUCTS LISTED IN
          SECTION C FOR THE PERIOD
          FROM 12 JUNE 1998
          THROUGH 11 NOVEMBER 1998.


Accounting and Appropriation Data
MIPR AQ8H2A2MPA512A AND B
AA 97X4930 5CAO 009 816.12 31.47 AQAC H2A2 AQ8H2A2MPA512A FDI:B S 033181
$1,819,948.80

AB 97X4930 5CAO 009 816.51 31.47 AQAC H2A2 AQ8H2A2MPA512B FDI:B S 033181
$2,670,792.00

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
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT        1. CONTRACT ID CODE               PAGE OF PAGES
                                                                                             1       1

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.    5. PROJECT NO. (if applicable)
         P00004                          12 JUN 1998                      N/A

4. ISSUED BY                    CODE N00140               7. ADMINISTERED BY (if other than Item 6)         CODE 50507A

FLEET & INDUSTRIAL SUPPLY CENTER NORFOLK                     DCMAO Orlando
PHILADELPHIA DETACHMENT                                      3665 Maguire Blvd.
700 ROBBINS AVENUE BLDG. 2B                                  Orlando, CA 32803-3728
PHILADELPHIA, PA 19111-5083
Eileen Flanigan Code 02P22B 215-697-9636

8. NAME AND ADDRESS OF CONTRACTOR                           (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                    9B. DATED (SEE ITEM 11)
   Cybersource Corporation
   3051 Tisch Way                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.
   Ste. 900                                                             N00140-97-D-1756
   San Jose, CA 95128
                                                             X     10B. DATED (SEE ITEM 13)
CODE                        FACILITY CODE                               12 Jun 1997
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and place specified for receipt of Offers
                [ ] is extended.               [ ]  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 13, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; of (c) By separate letter of telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
    No change

           13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority)
        THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

 X   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES
        (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
        PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

     D. OTHER (Specify type of modification and authority)

     E. IMPORTANT: Contractor    [X] is not     [ ] is required to sign this document and return ___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    See Page 2.







Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.


15A. NAME AND TITLE OF SIGNER (Type or print)                  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
                                                                    D. P. DAMANSKIS/Contracting Officer

15B. CONTRACT/OFFEROR               15C. DATE SIGNED           16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                    /s/  D. P. Damanskis                        6/12/98
    ---------------------------                                     ----------------------------------
(Signature of person authorized to sign)                            (Signature of Contracting Officer)
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
N00140-97-D1756                                                       Page 2
P00004

A. Option I, CLIN 0003 is revised as follows for ADMINISTRATIVE AND PAYMENT PURPOSES ONLY:

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
CLIN      DESCRIPTION                   QTY       U/I       U/P       AMOUNT
0003      SOFTWARE SERVICES             1         LO        XXX        XXX
          IN SUPPORT OF THE
          PRODUCTS LISTED IN
          SECTION C FOR THE PERIOD
          FROM 12 JUNE 1998
          THROUGH 11 JUNE 1999.

0003AA    SOFTWARE SERVICES             57408     EA        $78.21    $489,879.68
          IN SUPPORT OF THE
          PRODUCTS LISTED IN
          SECTION C FOR THE PERIOD
          FROM 12 JUNE 1998
          THROUGH 11 NOVEMBER 1998.

0003AB    SOFTWARE SERVICES             57408     EA        $78.24    $4,491,601.92
          IN SUPPORT OF THE
          PRODUCTS LISTED IN
          SECTION C FOR THE PERIOD
          FROM 12 NOVEMBER 1998
          THROUGH 11 JUNE 1998.

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B. All other terms and conditions remain unchanged.

C. Any questions regarding this document should be directed to Ms. Eileen Flanigan at 215-697-9636.